UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2008

Wise Metals Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117622	52-2160047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

857 Elkridge Road, Suite 600

Linthicum, Maryland 21090

(Address of principal executive offices)

(410) 636-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 15, 2008, Wise Metals Group, LLC plans to announce its financial results for the quarter ended June 30, 2008. The full text of the press release issued in connection with the upcoming announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press release of Wise Metals Group dated August 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISE METALS GROUP LLC

By:	/s/ Kenneth Stastny
Name:	Kenneth Stastny
Title:	Chief Financial Officer

Date: August 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Wise Metals Group dated August 14, 2008.